UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

SCHEDULE 14A

__________________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BOQI INTERNATIONAL MEDICAL INC.

(Name of Registrant as Specified In Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

BOQI INTERNATIONAL MEDICAL INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 24, 2020

To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of BOQI International Medical Inc. (the “Company”) on July 24, 2020 at 9:00 a.m.(local time) at Hilton Dalian at Dalian City Center, 5th Floor Conference Room, No.1 Gangpu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China, for the following purposes:

1.      To elect the five nominees named in the accompanying proxy statement to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.      To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of shares of the Company’s common stock to be issued upon (i) conversion of the newly issued senior secured convertible notes in the aggregate principal amount of $4.45 million sold to two institutional investors (the “Institutional Investors”) on June 2, 2020; (ii) conversion of additional senior secured convertible notes in the aggregate principal amount of up to $2.10 million that may be sold to the Institutional Investors; (iii) exercise of up to 1,300,000 warrants issued to the Institutional Investors; and (iv) exercise of warrants to initially purchase 171,845 shares of the Company’s common stock, subject to increase in the event the Institutional Investors purchase additional senior secured convertible notes, issued to the placement agent for the private placement of the senior secured convertible notes and warrants to the Institutional Investors;

3.      To approve, on an advisory basis, the compensation of the Company’s executive officers named in the accompanying proxy statement;

4.      To ratify the appointment of HHC, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

5.      To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on June 16, 2020 shall be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A stockholder list will be available at our corporate offices beginning June 24, 2020 during normal business hours for examination by any stockholder registered on our stock ledger as of the record date for any purpose germane to the Annual Meeting.

Your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting.

By Order of the Board of Directors
/s/ Tiewei Song
Tiewei Song
Chief Executive Officer and President
Dalian, China
June 24, 2020

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT JUNE 24, 2020. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•        COMPLETE AND RETURN A WRITTEN PROXY CARD; OR

•        ATTEND IN PERSON THE COMPANY’S 2020 ANNUAL MEETING OF STOCKHOLDERS AND VOTE

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JULY 24, 2020 — THE PROXY STATEMENT AND THE 2019 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT HTTP: WWW.BIMIHC.COM.

i

BOQI INTERNATIONAL MEDICAL INC.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 24, 2020

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:     Why am I receiving these materials?

A:     We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of our company for our 2020 Annual Meeting of Stockholders, which will take place on July 24, 2020. As a stockholder of record, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this proxy statement. This proxy statement and accompanying proxy card (or voting instruction card) are being sent on or about June 24, 2020 to all stockholders entitled to vote at the Annual Meeting.

Q:     When and where will the Annual Meeting be held?

A:     The Annual Meeting will be held on July 24, 2020 at 9:00 a.m. local time, at the Hilton Dalian at Dalian City Center, 5th Floor Conference Room, No.1 Gangpu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China.

Q:     How do I attend the Annual Meeting?

A:     Only stockholders of record on the record date of June 16, 2020 (the “Record Date”) are entitled to notice of, and to attend or vote at, the Annual Meeting. If you plan to attend the meeting in person, please bring the following:

•        Photo identification.

•        Acceptable proof of ownership if your shares are held in “street name.”

Street name means your shares are held of record by brokers, banks, or other institutions. See below for additional information.

Acceptable proof of ownership is either (a) a letter from your broker confirming that you beneficially owned shares of our common stock on the Record Date or (b) an account statement showing that you beneficially owned shares of our common stock on the Record Date. If your shares are held in street name, you may attend the meeting with proof of ownership, but you may not vote your shares in person at the Annual Meeting unless you have obtained a “legal proxy” or other evidence from your broker giving you the right to vote your shares at the Annual Meeting.

Q:     What information is contained in this proxy statement?

A:     This proxy statement contains information regarding our corporate governance practices, our Board, our named executive officers, the compensation of our directors and named executive officers, the proposals to be voted on at the Annual Meeting and certain other required information.

Q:     How may I obtain the Company’s Annual Report on Form 10-K for the year ended December 31, 2019?

A:     We have enclosed with this proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Our Annual Report on Form 10-K can also be accessed through our website. We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with the Securities and Exchange Commission (“SEC”) on May 14, 2020. We sometimes refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as our 2019 Annual Report.

Q:     What items of business will be voted on at the Annual Meeting?

A:     The items of business scheduled to be voted on at the Annual Meeting are:

1.      To elect the five nominees named in this proxy statement to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.      To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of shares of the Company’s common stock to be issued upon (i) conversion of the newly issued senior secured convertible notes in the aggregate principal amount of $4.45 million sold to two institutional investors (the “Institutional Investors”) on June 2, 2020; (ii) conversion of additional senior secured convertible notes in the aggregate principal amount of up to $2.10 million that may be sold to the Institutional Investors; (iii) exercise of up to 1,300,000 warrants issued to the Institutional Investors; and (iv) exercise of warrants to initially purchase 171,845 shares of the Company’s common stock, subject to increase in the event the Institutional Investors purchase additional senior secured convertible notes, issued to the placement agent for the private placement of the senior secured convertible notes and warrants to the Institutional Investors;

3.      To approve, on an advisory basis, the compensation of the Company’s executive officers named in this proxy statement;

4.      To ratify the appointment of HHC, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

5.      To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Q:     How many votes must the nominees for director have to be elected?

A:     In order for a director to be elected at a meeting at which a quorum is present, the director must receive the affirmative vote of a plurality of the shares voted. There is no cumulative voting for our directors or otherwise.

Q:     What are the voting requirements to approve the other proposals?

A:     The affirmative vote of a majority of the shares cast in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve each of the voting proposals in this proxy statement, other than Proposals One and Two. With respect to Proposal One, the five director nominees receiving the highest number of affirmative votes will be elected. With respect to Proposal Two, the affirmative vote of a majority of shares outstanding is required to approve the proposal.

Q:     How does the Board recommend that I vote?

A:     The Board recommends that you vote your shares “FOR” all five of the director nominees; “FOR” the approval of the issuance of the Company’s securities for the purposes of Nasdaq Listing Rule 5635; “FOR” the approval, on an advisory basis, of the compensation of the executive officers named in this proxy statement; and “FOR” the ratification of the appointment of HHC, LLP as our independent registered public accounting firm.

If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted in accordance with the Board’s recommendations.

Q:     What shares may I vote?

A:     Each share of our common stock $0.001 par value issued and outstanding as of the close of business on the Record Date is entitled to one vote on each of the matters to be voted upon at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee. We had 10,192,208 shares of common stock issued and outstanding on the Record Date.

Q:     What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:     A stockholder of record owns shares which are registered in his or her own name. A beneficial owner owns shares which are held in street name through a third party, such as a broker. As summarized below, there are some distinctions between a stockholder of record and a beneficial owner.

Stockholder of Record

You are the stockholder of record of any of your shares registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc. With respect to such shares, these proxy materials are being sent to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to our designees Mr. Tiewei Song, the Company’s Chief Executive Officer, and Mr. Yongquan Bi, the Chairman of the Board, or either of them, or such other person you wish to designate, or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to grant your voting proxy to Mr. Tiewei Song and Mr. Yongquan Bi.

Shares Beneficially Held in Street Name

You are the beneficial owner of any of your shares held in street name. With respect to such shares registered through a broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker. As the beneficial owner, you have the right to direct your broker how to vote. You may use the voting instruction card provided by your broker for this purpose. Even if you have directed your broker how to vote, you may also attend the Annual Meeting. However, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” or other evidence from your broker giving you the right to vote the shares at the Annual Meeting.

Q:     Who is entitled to attend the Annual Meeting and what are the admission procedures?

A:     You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of the Company’s common stock as of the Record Date or the voting instruction card provided by your broker. The Annual Meeting will begin promptly at 9:00 a.m., local time. You should be prepared to present photo identification for admittance. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the admission procedures.

Q:     May I vote my shares in person at the Annual Meeting?

A:     If you were a stockholder of record on the Record Date, you may vote your shares in person at the Annual Meeting or through a proxy. If you decide to vote your shares in person, you do not need to present your share certificate(s) at the Annual Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy or other evidence from your broker giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:     How can I vote my shares without attending the Annual Meeting?

A:     Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker.

Stockholders of record may submit proxies by completing, signing, dating, and mailing their proxy cards to the address provided on the proxy card. Stockholders who hold shares beneficially in street name may vote by completing, signing, and dating the voting instruction cards provided and mailing them to the address provided on the voting instruction card. The proxy card and voting instruction card also include directions as to how you may submit your vote through the Internet. The voting instruction card may also include directions for alternative methods of submitting your vote. We encourage you to vote early. If you choose to vote by mail, please allow sufficient time for your proxy or voting instruction card to reach our vote tabulator prior to the Annual Meeting.

Q:     Who will count the votes?

A:     Votes at the Annual Meeting will be counted by an inspector of election, who will be appointed by the Board.

Q:     What is the effect of not voting?

A:     If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. If you are a stockholder of record and you properly sign and return your proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board on all matters presented in this proxy statement, namely “FOR” all five of the director nominees; “FOR” the approval of the issuance of the Securities (as described below); “FOR” the approval, on an advisory basis, of the compensation of the executive officers named in this proxy statement; and “FOR” the ratification of the appointment of HHC, LLP as our independent registered public accounting firm.

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares.

A broker is entitled to vote shares held for a beneficial owner on routine matters. The ratification of the appointment of HHC, LLP as our independent registered public accounting firm in Proposal Four is a routine matter; and, accordingly, a broker is entitled to vote shares held for a beneficial owner on this proposal without instructions from such beneficial owner. On the other hand, absent instructions from a beneficial owner, a broker is not entitled to vote shares held for such beneficial owner on non-routine matters. We believe that the election of directors in Proposal One, approval of the issuance of the Company’s Securities for the purposes of Nasdaq Listing Rule 5635 in Proposal Two, and the advisory vote on executive compensation in Proposal Three, are non-routine matters; and, accordingly, brokers do not have authority to vote on such matters absent instructions from beneficial owners. Accordingly, if beneficial owners desire not to have their shares voted by a broker in a certain manner, they should give instructions to their brokers as to how to vote their shares.

Broker non-votes count for purposes of determining whether a quorum is present.

Q:     How many votes are required for the approval of the proposals to be voted upon, and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld/Abstentions	Effect of Broker Non-Votes
Proposal One: Election of Directors	Plurality of the votes cast. This means that the five nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	Votes withheld will have no effect.	Broker non-votes will have no effect.
Proposal Two: Approval of the Issuance of Securities to the Institutional Investors and the Placement Agent	Affirmative vote of the holders of a majority of the shares of common stock outstanding.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.
Proposal Three: Advisory Vote on Executive Compensation	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.
Proposal Four: Ratification of Appointment of Independent Registered Public Accounting Firm	Affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.

Q:     Can I revoke my proxy or change my vote after I have voted?

A:     You may revoke your proxy and change your vote by voting again or by attending the Annual Meeting and voting in person. Only your latest dated proxy card received at or prior to the Annual Meeting will be counted. However, your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you forward written notice to the Corporate Secretary at BOQI International Medical Inc.’s offices, or you vote by ballot at the Annual Meeting. If you are a beneficial owner, you will need to request a legal proxy from your broker and bring it with you to vote at the Annual Meeting.

Q:     How many votes are required to hold the Annual Meeting?

A:     The presence, in person or by proxy, of the holders of one-third of the shares of our common stock outstanding and entitled to vote on the Record Date is necessary to hold the Annual Meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be considered as present at the Annual Meeting for purposes of establishing a quorum.

Q:     Who will bear the cost of soliciting votes for the Annual Meeting?

A:     The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing, and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail, and facsimile by directors, officers, and regular employees of the Company. None of the Company’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of soliciting material to the beneficial owners of common stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q:     Where can I find the voting results of the Annual Meeting?

A:     We intend to announce preliminary voting results at the Annual Meeting and will disclose final voting results in a Current Report on Form 8-K that will be filed with the SEC not more than four business days following the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

There are five nominees for election to the Company’s Board. The names of the persons who are nominees for director and their positions and offices with the Company are set forth in the table below. Each director to be elected will hold office until the 2021 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authorization to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee as the Board may propose. Each of the nominees listed below has been nominated for and has agreed to stand for election and management has no reason to believe that any nominee will be unable to serve.

The following table provides information regarding each nominee to our Board:

Name	Age	Position
Yongquan Bi	43	Chairman
Tiewei Song	48	Director, Chief Executive Officer and President
Mia Kuang, Ching	54	Independent Director, Chair of Audit Committee
Ju Li	41	Independent Director
Fengsheng Tan	55	Independent Director, Chair of Nomination Committee

Yongquan Bi has been a director in the Company since his election in May 2018 and has been the Company’s Chairman since February 2019. He was the Company’s CEO from February 2019 to September 2019. He was the founder, and has served as the Chairman of the Board of the Boqi Xinhai Group since 2009. Boqi Xinhai Group operates in multiple industries including automobile and grocery stores. He also serves as a director of BIQI International Holdings Corp., which is in the business of breeding, raising, and selling hogs for use in China’s pork meat production. In 2015, Mr. Bi participated in the senior class of investment and financing of Chinese enterprises in Tsinghua University. Mr. Bi has more than 15 years of industry experience in the financial sector.

Tiewei Song was elected to the Board on May 18, 2018. He was appointed as the Company’s CEO and President in October 2019. Mr. Song previously served as both the president and director of Shenyang Langzi Investment Management Co., Ltd., an asset management consulting firm, which he has held since December 2012. From July 2008 to July 2013, Mr. Song was the chief representative of German Varengold Bank in China. From October 1999 to May 2008, Mr. Song was the executive director and president of Liaoning Jiachang Group. He also serves as a director of BIQI International Holdings Corp. Mr. Song graduated from Peking University with bachelor’s and master’s degrees in mathematics.

Mia Kuang Ching has served as a director of the Company since August 2009 and is Chairman of the Audit Committee. From October 2013 to present, he has served as the Managing Director of Le Yu Corporate Advisory Pte Ltd., a human resources consulting firm. From January 2012 to October 2013, he worked as an M&A consultant. From May 2001 to December 2, 2011, he was the managing partner of SBA Stone Forest Corporate Advisory (Shanghai) Co., Ltd. From 1997 to 2000, he was the Chief Accountant of Dalian Container Terminal, a joint venture formed by PSA Corporation of Singapore and the Port of Dalian Authority. From 1994 to 1997, he was the Group Financial Controller of Fullmark Pte. Ltd., and responsible for operations in China, Hong Kong, Malaysia and Vietnam and was in charge of strategic investment, group financing and mergers and acquisitions. From 1992 to 1994, he was a Regional Accountant (South Europe) of Singapore Airlines.

Ju Li has served on the Company’s Board since January 2019. He has extensive financial investment and enterprise management experience. From January 2017 to present, Mr. Li has served as the General Manager of Oxxas GmbH, a clothing retailer, responsible for the company’s daily operation, including creating the company’s business plans and promoting the company’s business. From April 2015 to February 2017, Mr. Li was the general manager of Asia Pacific at Sensus Asset Management Co., Ltd. an asset management firm. From March 2009 to February 2015, Mr. Li was the general manager of Asia Pacific at Varengold Bank. Mr. Li holds a B.A. degree from the Bremen University of Applied Sciences, Germany.

Fengsheng Tan was elected to the Board of Directors on May 18, 2018. He has been a lawyer with Liaoing New Century law firm since February 2005. From January 1997 to January 2005 he was a lawyer with Liaoing Asia-Pacific Law Firm. Mr. Tan graduated from the law faculty of Liaoning University and has more than 20 years’ experience as a lawyer.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE
NOMINEES IN PROPOSAL ONE

CORPORATE GOVERNANCE

Board Leadership Structure

The Board considers and establishes the appropriate leadership structure for the Company. The Board has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. The Board believes that it is important to retain the flexibility to make this determination based on the circumstances at the time of the determination, recognizing that no single leadership structure will best serve the Company in all cases. This allows the Board to use its broad experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining its ability to either separate or combine the roles of Chairman and Chief Executive Officer.

Independence of the Board of Directors

As required under the listing standards of the Nasdaq Stock Market, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Company’s Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq Stock Market, as are in effect from time to time.

We undertook a review of the independence of our directors and, using the definitions and independence standards for directors provided in the rules of The NASDAQ Stock Market, considered whether any director has a material relationship with us that could interfere with his or her ability to exercise independent judgment in carrying out their responsibilities. As a result of this review, we determined that Mia Kuang Ching, Ju Li, Fengsheng Tan and Changqing Yan were “independent directors” as defined under the rules of The NASDAQ Stock Market.

Committees of the Board of Directors

The Board has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Each committee’s members all qualify as “independent” under the rules and regulations of the SEC and the Nasdaq Stock Market.

Audit Committee

The current members of our audit committee are Mia Kuang Ching (Chair), Changqing Yan and Fengsheng Tan, each of whom we believe satisfies the independence requirements of the Securities and Exchange Commission. We believe Mr. Ching is qualified as an audit committee financial expert under the regulations of the SEC by reason of his work experience. Our audit committee assists our Board in its oversight of:

•        The integrity of our financial statements;

•        Our independent registered public accounting firm’s qualifications and independence; and

•        The performance of our independent auditors.

The Audit Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: www.bimihc.com.

Compensation Committee

The current members of our compensation committee are Changqing Yan (Chair), Fengsheng Tan and Ju Li. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board, policies, practices and procedures relating to the compensation of the Company’s executive officers and other managerial employees, including the determination, in its discretion, of the amount of annual bonuses, if any, for our executive officers and other professionals. The Compensation Committee advises and consults with our senior executives as may be requested regarding managerial personnel policies.

The Compensation Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: www.bimihc.com.

Nominating Committee

The current members of our nominating committee are Fengsheng Tan (Chair), Mia Kuang Ching and Ju Li.

The Nominating Committee identifies and recommends nominees to the Board and oversees compliance with our corporate governance guidelines.

The Nominating Committee is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board. The Nominating Committee reviews the composition of the Board in light of the Company’s changing requirements, its assessment of the Board’s performance, and the inputs of stockholders and other key constituencies.

While the Nominating Committee has not adopted specific minimum criteria for director nominees, the Committee looks for certain characteristics common to all board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Nominating Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills that can help the Board to meet the broad set of challenges that it confronts. These individual qualities can include matters like experience in the Company’s industry, technical experience (for example, financial or technological expertise), experience gained in situations comparable to the Company’s, leadership experience, and relevant geographical experience. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.

The following is a brief description of the specific experience and qualifications, attributes or skills of each director that led to the conclusion that such person should serve as a director of the Company:

•        Mr. Yongquan Bi serves as our Chairman of the Board. The Board believes that Mr. Bi’s diverse work experience, his education, and his demonstrated leadership ability qualify him to serve as our Chairman.

•        Mr. Tiewei Song’s qualifications to serve on our Board include his experience in capital raising and business management.

•        Mr. Mia Kuang Ching’s qualifications to serve on our Board include his years of business experience and his familiarity with financial accounting matters.

•        Mr. Ju Li’s qualifications to serve on our Board include his financial investment and enterprise management experience.

•        Mr. Fengsheng Tan’s qualifications to serve on our Board include his legal and corporate governance background.

The Nominating Committee will consider all bona fide candidates for election to the Board and will consider any stockholder nominations pursuant to the same criteria, provided those nominated are submitted in accordance with applicable law and within the time periods set forth herein for receipt of stockholder proposals for the 2020 Annual Meeting of Stockholders. To date, the Company has not received any recommendations from stockholders for candidates for inclusion in the committee’s slate of nominees.

The Nominating Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: www.bimihc.com.

Meetings of the Board of Directors

The Board met six (6) times during 2019 and acted eleven (11) times by unanimous written consent. All directors attended at least 75% of the meetings of the Board held during the period for which they were a director.

We expect that all of our directors will attend the 2020 Annual Meeting of Stockholders. We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders.

Recent Board and Committee Membership Changes

As previously reported in a Current Report on Form 8-K, one of our current independent directors, Changqing Yan, notified the Company on June 8, 2020 of his decision not to seek re-election at the Annual Meeting and to retire from the board of directors at the completion of his term. Mr. Yan currently serves and will continue to serve as a member of the Audit Committee and the chair of the Compensation Committee until the completion of his term. Mr. Ju Li, if re-elected, is expected to replace Mr. Yan to serve as a member of the Audit Committee and the Chair of the Compensation Committee . Mr. Gang Li was not re-nominated to serve on our Board.

The Board’s Role in Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation arrangements. The Audit Committee oversees management of financial risks. The Nominating Committee manages risks associated with the independence of the Board and potential conflicts of interest of director nominees. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Stockholder Communications with the Board of Directors

The Company’s corporate governance policies set forth a process by which stockholders and other interested third parties can send communications to the non-management members of the Board. When stockholders or other interested third parties have concerns, they may make them known to the non-management directors by communication to: tiantian@botijituan.com. All such correspondence is provided to the independent directors at, or prior to, the next regular Board meeting.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors, employees, consultants and advisors. The Code of Business Conduct and Ethics is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at www.bimihc.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

BOQI International Medical Inc. is a “smaller reporting company” under the rules promulgated by the SEC and the Company complies with the disclosure requirements applicable to smaller reporting companies. This executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

We did not provide any compensation to our executive officers for the years ended December 31, 2018 or 2019, except to our Chief Executive Officer in 2019, as set forth in the table below:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Total Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Compensation Paid ($)	Compensation Owed ($)
Tiewei Song	2019	124,854	—	—	—	—	—	28,992	95,862
Chief Executive Officer and Director

____________

(1)      Pro-rated from October 1, 2019 through December 31, 2019.

Narrative Disclosure to Summary Compensation Table

The Company entered into an employment agreement (the “Song Agreement”) with Mr. Song dated October 1, 2019, under which Mr. Song will serve as our Chief Executive Officer for a term of two years commencing October 1, 2019 with a base annual cash compensation of $500,000, payable in semi-monthly installments. During the term of employment, Mr. Song will perform the duties as are commensurate and consistent with his position and will devote his full working time, attention and efforts to the Company and to discharging the responsibilities of his position, and such other duties as may be assigned from time to time by the Company, which relate to the business of the Company and are reasonably consistent with his position. During the term of employment, Mr. Song will not engage in any business activity that, in the reasonable judgment of the board of directors of the Company, conflicts with his duties under the Song Agreement, whether or not such activity is pursued for gain, profit or other advantage.

The Song Agreement and employment thereunder may be terminated (1) automatically upon the death or Total Disability (as defined in the Song Agreement) of Mr. Song, (2) without Cause by the Company or for Good Reason (both as defined in the Song Agreement) by Mr. Song, in which case Mr. Song shall be entitled to receive termination payments and benefits, including without limitation, an amount equal to six (6) months’ salary, unpaid salary earned through the date of termination and unused vacation that has accrued and would be payable under the Company’s standard, COBRA and other benefits, or (3) in connection with a Change of Control (as defined in the Song Agreement), in which case Mr. Song shall be entitled to receive a change of control severance payment in the amount equal to $10,000,000, and other benefits.

Compensation of Directors

As of December 31, 2019, we had five non-employee directors, of whom only Mr. Mia Kuang Ching has received compensation, as set forth in the table below. Our other non-employee directors received no compensation for their services as directors. Directors who are also employees of the Company and its subsidiaries received no additional compensation for their services as directors.

Name	Compensation	Other Fees	Total
Mia Kuang Ching	$24,000	—	$24,000

Outstanding Equity Awards at December 31, 2019

We have not implemented a stock option plan at this time and since inception, we have not issued any stock options, stock appreciation rights or other equity awards to our executive officers. We may decide, at a later date, and reserve the right to, initiate such a plan or plans as deemed appropriate by the Board.

Pension Benefits

We have not entered into any pension benefit agreements with any of our executive officers or directors. We contribute to the social insurance for our employees each month, which includes pension, medical insurance, unemployment insurance, occupational injuries insurance and housing provision funds in accordance with PRC regulations.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of May 7, 2020 for: (i) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our directors and executive officers as a group:

Name and Address of Beneficial Owner(s)(4)	Amount and Nature of Beneficial Owner(s)(1)	Percentage of Beneficial Ownership
Pelaria International Ltd.(2)	1,232,095	12.09%
Cloverbay International Limited(2)	667,314	6.55%
Yongquan Bi, Chairman, Chief Executive Officer	1,500,000	14.72%
Yu Zhang(3)	1,100,000	10.79%
Tingting Zhang, Chief Financial Officer	—	—
Gang Li(3), Director	1,519,527	14.91%
Mia Kuang Ching, Director	—	—
Tiewei Song, Director	—	—
Fengsheng Tan, Director	—	—
Changqing Yan, Director	—	—
Ju Li, Director	—
All officers and directors as a group (8 persons)	3,019,527	29.63%

____________

(1)      Pursuant to Rule 13-d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned.

(2)      Pelaria International Ltd. (“Pelaria”) and Cloverbay International Limited (“Cloverbay”) are the record owners of the indicated number of shares. Pelaria and Cloverbay are wholly-owned subsidiaries of Liaoning Nengfa Weiye New Energy Application Co., Ltd. (“Weiye Energy”). Weiye Energy is 80% owned by Mr. Gang Li. The address of Pelaria and Cloverbay is P.O. Box 957 Offshore Incorporation Centre Road Town, Tortola, BVI.

(3)      Reflects the beneficial ownership of 80% of the shares of Weiye Energy, described in footnote 2 above.

(4)      Unless as otherwise set forth in the table, the address of each beneficial owner is c/o BOQI International Medical Inc., at Room 3601, Building A, Harbour View Place, No. 2 Wuwu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China.

Certain Relationships and Related Transactions

Amount due from related parties

As of December 31, 2019 and 2018, the Company reported a related party receivable of $1,350 and $0, respectively, due from Xi’An Ronghao Medical Co., Ltd. (“Xi’An Ronghao”), a company directly controlled by Ms. Lijun Wang, who is the former CEO of our subsidiary Dalina Boqi Zhengji Pharmacy Chain Co., Ltd. (“Boqi Zhengji”). The amount due from Xi’an Ronghao, which is free of interest and due on demand, was incurred before our acquisition of Boqi Zhengji to help Xi’An Ronghao cover its operational costs in early 2019.

Amounts payable to related parties

As of December 31, 2019 and 2018, the total amounts payable to related parties was $305,760 and $177,808, respectively, which mainly included:

1.      As of December 31, 2019 and 2018, we owed to Mr. Yongquan Bi, the former Chief Executive Officer and Chairman of the board of directors of the Company, $300,362 and $174,256, respectively, free of interest and due on demand. The amounts represent the remaining balance that Mr. Yongquan Bi paid on behalf of the Company during the ordinary course of business of the Company for third party services in 2019 and 2018, respectively.

2.      As of December 31, 2019 and 2018, we owed Mr. Yongjian Zhang, one of the directors of our subsidiary Liaoning Nengfa Weiye Energy Technology Company Ltd., $4,681 and $3,552 respectively, free of interest and due on demand. The amounts represent advances made by Mr. Zhang in several transactions for our daily operating expenditures during 2018 and 2019.

3.      As of December 31, 2019 and 2018, we owed Mr. Fuqing Zhang, the Chief Executive Officer of our subsidiary Beijing Xinrongxin Industrial Development Co., Ltd., $717 and $0, respectively, free of interest and due on demand. The amount due to Mr. Zhang is reimbursable operating expenses that the Company owed to Mr. Zhang prior to the acquisition of Boqi Zhengji.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, or written representations that no other reports were required, and to the best of our knowledge, Tingting Zhang, Tiewei Song, Ju Li, Fengsheng Tan and Changqing Yan have not filed Forms 3 with the SEC in a timely manner.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as amended, with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is responsible for reviewing, approving and managing the engagement of the Company’s independent registered public accounting firm, including the scope, extent and procedures of the annual audit and compensation to be paid therefore, and all other matters the audit committee deems appropriate, including the Company’s independent registered public accounting firm’s accountability to the Board and the Audit Committee. The Audit Committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed the results of the Company’s independent registered public accounting firm’s examination of the financial statements. In addition, the Audit Committee discussed with the Company’s independent registered public accounting firm the independent registered public accounting firm’s independence from management and the Company, including the matters in the written disclosures and the letter regarding its independence as required by the applicable requirements of the Public Company Oversight Board. The Audit Committee also considered whether the provision of any non-audit services was compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audits and received from them written disclosures regarding their independence. The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee held six (6) meetings during the fiscal year ended December 31, 2019.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC. The audit committee retained HHC, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Audit Committee:
Mia Kuang Ching
Changqing Yan
Fengsheng Tan

PROPOSAL TWO — APPROVAL OF PENDING ISSUANCE OF SECURITIES OF THE COMPANY

On May 18, 2020, the Company entered into a Securities Purchase Agreement (the “SPA”) with CVI Investments Inc. and Hudson Bay Master Fund Ltd., (each an “Institutional Investor” or “Holder” and collectively the “Institutional Investors” or the “Holders”) to sell a new series of senior secured convertible notes (the “Convertible Notes”) of the Company in a private placement (the “Private Placement”). The Company entered into the SPA to provide needed equity. Pursuant to the SPA, the Convertible Notes were issued to the Holders in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, together with the issuance of warrants (the “Warrants” and, together with the Convertible Notes, the “Securities”) to acquire common stock of the Company (the “Common Stock”), as described below. Additional Convertible Notes may also be issued to the Institutional Investors under the SPA at a later date under certain circumstances.

Pursuant to Nasdaq Rule 5635, stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

In light of this rule, the SPA, the Convertible Notes and the Warrants provide that, the Convertible Notes may not be converted into and the Warrants may not be exercised to purchase shares of Common Stock unless the Company obtains the approval of its stockholders. Accordingly, the Company agreed to hold a stockholder meeting, by no later than July 31, 2020, to approve resolutions authorizing the issuance of all of the Securities issuable pursuant to the Private Placement in compliance with the rules and regulations for the purposes of compliance with Nasdaq Listing Rule 5635.

Accordingly, at the Annual Meeting, stockholders will be asked to approve the issuance of the Securities in the transactions contemplated by the SPA, the Convertible Note and the Warrants.

The Private Placement

The Convertible Notes were sold to the Institutional Investors in the aggregate principal amount of $4,450,000 with an aggregate original issue discount of 19.85%, and ranked senior to all outstanding and future indebtedness of the Company. The Convertible Notes were sold with an original issue discount and do not bear interest except upon the occurrence of an event of default.

The Company will use the proceeds from the sale of the Securities for general corporate purposes, but, as covenanted in the SPA, will not use the funds directly or indirectly, for (i) the satisfaction of any outstanding indebtedness of the Company or any of its subsidiaries, (ii) the redemption or repurchase of any securities of the Company or any of its subsidiaries, or (iii) the settlement of any outstanding litigation.

The Convertible Notes mature on the eighteen-month anniversary of the issuance date, are payable by the Company in installments and are convertible at the election of the Institutional Investors as more fully described below.

Under the terms of the Convertible Notes:

•        The Convertible Notes are convertible at any time or times after the Stockholder Approval Date (as defined below) in whole or in part, at the option of the holders thereof, into shares of Common Stock at a rate equal to the amount of principal, interest (if any) and unpaid late charges (if any), divided by a conversion price of $2.59.

•        Commencing on the six month anniversary of the closing of the SPA, the Convertible Notes will amortize in stock, subject to the satisfaction of certain equity conditions, or, at our option, in cash. Amortization of the Convertible Notes in Common Stock will be consummated at an amortization conversion price with a 22% discount to the lowest volume weighted average price of the Common Stock in the prior 10 trading days, subject to a floor of $0.554 per share.

Under the terms of the Warrants:

•        The Warrants are exercisable at any time or times after the Stockholder Approval Date in whole or in part, at the option of the holders thereof, for shares of Common Stock at an initial exercise price of $2.845.

Notwithstanding the foregoing, as further described below, the Institutional Investors are prohibited from converting the Convertible Notes or exercising the Warrants, and any payments of interest and principal in shares of the Common Stock will be held in abeyance, to the extent a Holder would beneficially own more than 4.99% (or 9.99%, if the Holder elects the higher threshold) of the Company’s outstanding shares of the Common Stock after such conversion or payment.

The Securities Purchase Agreement

The SPA contains certain representations and warranties, covenants and indemnities customary for similar transactions. Under the SPA, the Company agreed to hold a stockholder meeting, by no later than July 31, 2020 (the “Stockholder Approval Date”), to approve resolutions (the “Stockholder Resolutions”) authorizing the issuance of shares of Common Stock under the Convertible Notes and the Warrants for the purposes of compliance with the stockholder approval rules of the Nasdaq Stock Market (the “Stockholder Approval”). If such approval is not received by July 31, 2020 the Company will be obligated to continue to seek stockholder approval by December 31, 2020 and every six months thereafter until such approval is obtained.

The Convertible Notes

Maturity and Repayment Dates

The Convertible Notes mature eighteen-months after June 2, 2020 (the “Maturity Date”), the date on which they were issued (the “Issuance Date”). The principal amount is payable in equal installments beginning on the six-month anniversary of the Issuance Date and each month thereafter until the Maturity Date. The Convertible Notes must be paid in cash and the Company may not prepay any portion of the principal amount nor interest, if any.

Interest

The Convertible Notes were sold with an original issue discount and do not bear interest except upon the occurrence of an Event of Default (described below), in which event the applicable rate will be 13.00% per annum.

Conversion

The Convertible Notes are convertible at any time or times after the Stockholder Approval Date in whole or in part, at the option of the holders thereof, into shares of the Common Stock at a rate equal to the amount of principal, interest (if any) and unpaid late charges (if any), divided by a conversion price of $2.59 less a 22% discount to the lowest volume weighted average price of the Common Stock in the prior 10 trading days (the “Conversion Price”), subject to a floor of $0.554 per share (the “Floor Price”). The Conversion Price is subject to standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transaction.

If the Company enters into any agreement to issue any variable rate securities, the Holders have the additional right to substitute such variable price (or formula) for the conversion price.

In connection with the occurrence of Events of Default, the Holders of the Convertible Notes will be entitled to convert all or any portion of the Convertible Notes at an alternate conversion price equal to the lower of (i) the conversion price then in effect, and (ii) the lower of (A) 70% of the lowest volume weighted average price (“VWAP”) of the Common Stock during the ten (10) consecutive trading day period ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable notice of conversion and (B) 70% of the VWAP of the Common Stock as of the date of the delivery or deemed delivery of the applicable notice of conversion, but not less than the Alternate Conversion Floor Amount, which is the product obtained by multiplying (A) the higher of (I) the highest price that the Common Stock trades at on the trading day immediately preceding the relevant Alternate Conversion Date (as defined in the Convertible Notes) and (II) the applicable Alternate Conversion Price (as defined in the Convertible Notes) and (B) the difference obtained by subtracting (I) the number of shares of Common Stock to be delivered to the holder on the applicable delivery deadline with respect to such

Alternate Conversion Price from (II) the quotient obtained by dividing (x) the applicable Conversion Amount (as defined in the Convertible Notes) that the Holder has elected to be the subject of the applicable Alternate Conversion, by (y) the applicable Alternate Conversion Price without giving effect to clause (x) of such definition (i.e. the Floor Price).

Conversion Limitation and Exchange Cap

The Holders of the Convertible Notes will not have the right to convert any portion of the Convertible Notes, to the extent that, after giving effect to such conversion, such Holder (together with certain related parties) would beneficially own in excess of 4.99% of the shares of the Common Stock outstanding immediately after giving effect to such conversion. A Holder may from time to time increase this limit to 9.99%, provided that any such increase will not be effective until the 61st day after delivery of a notice to the Company of such increase.

In addition, the Convertible Notes shall not be convertible until such time as the Company shall have obtained the Stockholder Approval.

Events of Default

Events of Default include: (i) the failure of the applicable registration statement (the “Registration Statement”) for the shares issuable upon conversion of the Convertible Notes and exercise of the Warrants to be filed with the SEC; (ii) the failure of the Company to maintain the effectiveness of the Registration Statement; (iii) suspension of trading of the Common Stock on a national securities exchange for five days; (iv) uncured conversion failure; (v) failure by the Company to maintain required share allocations for the conversion of the Convertible Notes and the exercise of the Warrants; (vi) failure by the Company to pay Principal when due; (vii) failure of the Company to remove restricted legends from shares issued to the Holder upon conversion of the Convertible Note or the Warrants; (viii) the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $150,000 of indebtedness of the Company; (ix) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Subsidiary and not dismissed within 30 days of initiation; (x) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law; (xi) commencement of any bankruptcy or similar proceeding, voluntary or involuntary, of the Company or any Subsidiary of the Company; (xii) final judgment for the payment of money aggregating in excess of $150,000 are rendered against the Company or any subsidiary of the Company and not bonded or discharged within 30 days; (xiii) failure of the Company or any subsidiary of the Company to pay when due any debts in excess of $150,000 due to any third party; (xiv) breaches by the Company or any subsidiary of any representations or warranties in the SPA or any document contemplated thereby; (xv) a false or inaccurate certification by the Company that either (A) the “Equity Conditions” (as defined in the Convertible Notes) are satisfied, (B) there has been no “Equity Conditions Failure,” (as defined in the Convertible Notes), or (C) as to whether any Event of Default has occurred; (xvi) failure of the Company or any Subsidiary to comply with the covenants in the Convertible Note; any material adverse effect occurring; or (xvii) any Event of Default occurs under any other Convertible Note.

In connection with an Event of Default, the Holders of the Convertible Notes may require the Company to redeem in cash any or all of the Convertible Notes. The redemption price will equal the greater of (i) 110% of the outstanding principal of the Convertible Note to be redeemed and accrued and unpaid interest and unpaid late charges thereon, and (ii) an amount equal to market value of the shares of the Common Stock underlying the Convertible Notes, as determined in accordance with the Convertible Notes. Upon the occurrence of certain Events of Default relating to the bankruptcy of the Company, whether occurring prior to or following the maturity date, the Company will be required to immediately redeem the Convertible Notes, in cash, for an amount equal to 110% of the outstanding principal of the Convertible Notes, and accrued and unpaid interest and unpaid late charges thereon, without the requirement for any notice or demand or other action by any Holder or any other person or entity.

Change of Control

In connection with a Change of Control (as defined in the Convertible Notes), the Holders of the Convertible Notes may require the Company to redeem all or any portion of the Convertible Notes. The redemption price per share will equal the greatest of (i) 110% of the outstanding principal of the Convertible Notes to be redeemed, and accrued and unpaid interest and unpaid late charges thereon, (ii) 110% of the market value of the shares of the

Common Stock underlying the Convertible Notes, as determined in accordance with the Convertible Notes, and (iii) 110% of the aggregate cash consideration that would have been payable in respect of the shares of the Common Stock underlying the Convertible Notes, as determined in accordance with the Convertible Notes.

Other Corporate Events

The Company may not enter into a Fundamental Transaction (as defined in the Convertible Notes), unless the successor entity assumes all of the obligations under the Convertible Notes pursuant to written agreements satisfactory to the Holder of the Convertible Notes, and the successor entity is a publicly traded corporation whose shares of Common Stock are quoted or listed on a national securities exchange. If at any time the Company grants any Purchase Rights (as defined in the Convertible Note) or makes any distribution of assets pro rata to all or substantially all of the holders of any class of its Common Stock, then the holders of the Convertible Notes will be entitled to acquire the aggregate Purchase Rights or assets which such holder could have acquired if such holder had held the number of shares of the Common Stock acquirable upon complete conversion of the Convertible Notes (without taking into account any limitations on conversion) held by such holder immediately prior to the date as of which the record holders are to be determined for such grant of purchase rights or distributions. To the extent any such grant of rights or distribution would result in the holders exceeding the maximum percentage described in first paragraph of “Conversion Limitation and Exchange Cap” above, such rights shall be held in abeyance for up to ninety trading days.

Installment Conversions and Redemptions

The Convertible Notes require that, on each Installment Date, the Company will pay an amount of the Convertible Note equal to the lesser of 1/13th of the principal amount and the outstanding principal amount of the Convertible Notes then outstanding on such Installment Date, less amounts already converted or paid (the “Installment Amount”), together with interest and late charges, if any, thereon, in shares of the Common Stock, subject to the satisfaction of customary equity conditions (including minimum price and volume thresholds) (an “Installment Conversion”).

If the Company satisfies such equity conditions (subject to the Holders’ right to waive any such condition), the Company will convert the portion of the Installment Amount subject to such Installment Conversion into shares of its Common Stock at a price per share equal to the lower of lowest of (i) the conversion price then in effect, (ii) the greater of (x) the Floor Price and (y) 78% of the lowest VWAP of the Common Stock during the ten (10) consecutive trading day period ending and including the trading day immediately preceding the applicable Installment Date. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any such measuring period, but not less than the Floor Price. If the Company elects to effect and Installment Redemption (as defined in the Convertible Notes) or if an Installment Conversion is not permitted because certain equity conditions are not met, the Company must redeem the Installment Amount in cash at a price equal to 106% of its aggregate value.

The Holders of the Convertible Notes may elect to defer conversion until a subsequent Installment Date selected by each such Holder, or accelerate the conversion of future Installment Amounts to the current Installment Date, with the amount to be accelerated subject to certain restrictions as set forth in the Convertible Notes.

Notwithstanding the forgoing, and only during the period commencing on the Issuance Date and ending on the Stockholder Approval Date, the Company shall automatically be deemed to have elected to effect Installment Redemptions for all Installment Amounts.

Redemptions at Company Election

At any time after the later of (x) thirty (30) calendar days after the Applicable Date (as defined in the SPA) and (y) the date no Equity Conditions Failure exists, the Company has the right to redeem all, but not less than all, of the Conversion Amount then remaining under this Notes at cash price equal to 200% of the greater of (i) the Conversion Amount being redeemed and (ii) the product of (1) the Conversion Rate with respect to the Conversion Amount being redeemed multiplied by (2) the greatest Closing Sale Price of the Common Stock on any trading day during the period commencing on the date immediately preceding such redemption notice date and ending on the Trading Day (as defined in the Convertible Notes) immediately prior to the date the Company makes the entire payment required to be made for the redemption.

Special Redemption Rights

At any time after the Stockholder Approval Date, the Company has the right to acquire from the Institutional Investors up to such portion of the Convertible Notes equal to the lesser of (x) all of the Conversion Amount then outstanding as of such date of determination and (y) the Holder Pro Rata Amount (as defined in the Convertible Notes) of $150,000 of the aggregate Principal of the Note, in consideration of $1.00.

Additional Convertible Notes

Subject to the terms and conditions set forth in the SPA, each holder of a Convertible Note may, upon written notice to the Company, require the Company to participate in an Additional Closing (as defined in the SPA) for the purchase by such holder, and the sale by the Company, of a Convertible Note in an original principal amount of set forth opposite such holder’s name in the SPA, the aggregate principal amount of which for all holders shall not exceed $2,100,000.

Covenants

The Company will be subject to certain customary affirmative and negative covenants regarding the incurrence of indebtedness, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends, distributions or redemptions, and the transfer of assets, among other matters. The Company also will be subject to a financial covenant that requires it to maintain available cash in the amount of $1,500,000 at the end of each fiscal quarter.

The Warrants

Expiration and Exercise

The Warrants, for the purchase of an aggregate of 1,300,000 shares of the Company’s Common Stock (subject to standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transaction), expire on the fourth anniversary of the Issuance Date. The Warrants are exercisable at any time after the Stockholder Approval Date until their expiration date, in whole or in part, at the option of the holders.

The exercise price for the Warrants (subject to possible standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transaction) is $2.845.

Cashless exercise is available to the holders of the Warrants.

Exercise Limitation and Exchange Cap

The holders of the Warrants will not have the right to convert any portion of the Warrants to the extent that, after giving effect to such conversion, such holder (together with certain related parties) would beneficially own in excess of 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise. A holder may from time to time increase this limit to 9.99%, provided that any such increase will not be effective until the 61st day after delivery of a notice to the Company of such increase.

In addition, unless the Company obtains the approval of its stockholders, the Company is prohibited from issuing any shares of Common Stock upon exercise of the Warrants or otherwise pursuant to the terms of the Warrants.

Events of Default

Events of Default are cross-referenced to the definition contained in the Convertible Notes (see summary of the Notes above in the paragraph “Events of Default”).

At any time after the occurrence of an Event of Default, at the request of a Holder, the Company or a successor entity (as the case may be) shall purchase the Warrant from the Holder on the date of such request by paying to the Holder cash in an amount equal to the Event of Default Black Scholes Value (as defined in the Warrants).

Other Corporate Events

The Company may not enter into a Fundamental Transaction (as defined in the Warrants), unless the successor entity assumes all of the obligations under the Warrants pursuant to written agreements satisfactory to the holder of the Warrants, and the successor entity is a publicly traded corporation whose shares of Common Stock are quoted or listed on a national securities exchange. If at any time the Company grants any Purchase Rights (as defined in the Warrants) or makes any distribution of assets pro rata to all or substantially all of the holders of any class of its Common Stock, then the holders of the Warrants will be entitled to acquire the aggregate Purchase Rights or assets which such holder could have acquired if such holder had held the number of shares of the Company’s Common Stock acquirable upon complete exercise of the Warrants held by such holder immediately prior to the date as of which the record holders are to be determined for such grant of purchase rights or distributions. To the extent any such grant of rights or distribution would result in the holders exceeding the maximum percentage described in first paragraph of “Exercise Limitation and Exchange Cap” above, such rights shall be held in abeyance for up to ninety trading days.

Notwithstanding the foregoing, at the request of a Holder delivered at any time commencing on the earliest to occur of (x) the public disclosure of any Fundamental Transaction, (y) the consummation of any Fundamental Transaction and (z) the Holder first becoming aware of any Fundamental Transaction through the date that is ninety (90) days after the public disclosure of the consummation of such Fundamental Transaction by the Company pursuant to a Current Report on Form 8-K filed with the SEC (in each case, excluding the sale of the Company’s legacy energy business), the Company or a successor entity (as the case may be) shall purchase the Warrants from the Holder on the date of such request by paying to the Holder cash in an amount equal to the Black Scholes Value (as defined in the Warrants). Payment of such amounts shall be made by the Company (or at the Company’s direction) to the Holder on or prior to the later of (x) the second trading day after the date of such request and (y) the date of consummation of such Fundamental Transaction.

Shareholder Pledge Agreement

The Institutional Investors and a principal shareholder and the Chairman of the Board of the Company, Mr. Yongquan Bi (the “Principal Stockholder”), have entered into a Shareholder Pledge Agreement, pursuant to which the Principal Stockholder has agreed to pledge 1.5 million shares of Common Stock beneficially owned by him, in favor of the Institutional Investors to secure the Company’s performance of its obligations in the Private Placement.

Registration Rights Agreement

In connection with the Private Placement, the Company and the Institutional Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has agreed to file and maintain with the SEC a registration statement for resale of the shares of Common Stock issuable upon conversion of the Convertible Notes and exercise of the Warrants.

Voting Agreement

The Company also entered into a voting agreement (the “Voting Agreement”) with the Principal Stockholder, pursuant to which the Principal Stockholder agreed to vote the shares of Common Stock now owned or hereafter acquired by him in favor of the Stockholder Resolutions.

Placement Agent

FT Global Capital Inc. (“FT Global”) acted as the placement agent for the Private Placement. FT Global received a fee of 9% of the gross proceeds of the Private Placement, or an aggregate of $315,000, plus $50,000 in reimbursed expenses, and placement agent warrants to purchase up to that number of shares of Common Stock equal to ten percent (10%) of the aggregate number of shares of Common Stock placed in the Private Placement, which is initially 171,845 shares, at an initial exercise price of $2.845 per share, subject to adjustment based on the number of shares of Common Stock issued pursuant to the Convertible Notes (the “Placement Agent Warrants”). If additional Convertible Notes are purchased by the Institutional Investors under the SPA, FT Global will be entitled to receive additional Placement Agent Warrants in connection with such issuance.

Reasons for Transaction and Effect on Current Stockholders

The Board has determined that the ability to issue securities pursuant to the SPA, the Convertible Note, the Warrants and the Placement Agent Warrants is in the best interests of the Company and its stockholders because of the Company’s need to obtain additional equity. Further, the payment of interest and principal in shares of Common Stock, and the right of the Holder to convert the Convertible Notes into shares of Common Stock, would allow the Company to preserve liquidity for other corporate purposes, including the payment of costs and expenses necessary for the stabilization and expansion of the Company’s operation.

The issuance of securities pursuant to the SPA, the Convertible Notes, the Warrants and the Placement Agent Warrants will not affect the rights of the holders of outstanding shares of Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders. For example, if the Convertible Notes are converted in full (not assuming the purchase of additional Convertible Notes by the Institutional Investors) at the initial conversion price less the 22% discount, the Warrants are exercised in full at the initial exercise price and the Placement Agent Warrants are exercised in full at the initial exercise price (not assuming the purchase of additional Convertible Notes by the Institutional Investors), approximately an additional 3,674,815 shares of the Common Stock of the Company will be issued. In the event the Institutional Investors purchase all of the Convertible Notes including the additional Convertible Notes  that they have the option to purchase and all of such Convertible Notes are converted in full at the initial conversion price less the 22% discount, the Warrants are exercised in full at the initial exercise price and all the Placement Agent Warrants are exercised in full assuming the purchase of the additional Convertible Notes by the Institutional Investors, approximately an additional 4,795,500 shares of the Common Stock of the Company will be issued. No assurance can be given that any shares of Common Stock will be issued upon conversion of the Convertible Notes or exercise of the Warrants and Placement Agent Warrants, or that additional shares of Common Stock will not be issued in the event that the conversion price of the Convertible Notes decreases pursuant to the terms of the Convertible Notes, or that the number of shares of Common Stock issuable upon the exercise of the Warrants and Placement Agent Warrants does not increase pursuant to the terms of such warrants.

Each Convertible Note provides that the Institutional Investors are prohibited from converting a Convertible Note, and any payments of interest and principal in shares of Common Stock will be held in abeyance, to the extent the Institutional Investor would beneficially own more than 4.99% (or 9.99%, if the holder elects the higher threshold) of the Company’s outstanding shares of Common Stock after such conversion or payment. Unlike Nasdaq Rule 5635 and the corresponding provisions of the SPA, the Convertible Notes and the Warrants, which limit the aggregate number of shares of Common Stock the Company may issue to the Institutional Investors, this beneficial ownership limitation limits the number of shares the Institutional Investors may beneficially own at any one time. Consequently, the number of shares of Common Stock the Holder may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of Common Stock increases over time. In addition, the Institutional Investors may sell some or all of the shares they receive under the Convertible Notes, permitting them to acquire additional shares in compliance with the beneficial ownership limitation. We are not seeking shareholder approval to lift such ownership limitation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” approval of
the ISSUANCE of the SECURITIES

PROPOSAL THREE — advisory vote on executive compensation

Background

The Board is providing our stockholders with an advisory vote on our executive compensation pursuant to the Dodd-Frank Wall Street Consumer Protection Act (“Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended.

This advisory vote on executive compensation, commonly referred to as a “say-on-pay” advisory vote, is not binding on our Board. However, the Board will take into account the result of the vote when determining future executive compensation arrangements.

At our 2019 Annual Meeting of Stockholders, our stockholders had the opportunity to vote on an advisory say-on-pay proposal. Votes cast were in favor of our say-on-pay proposal.

Proposed Resolution

The Board recommends that our stockholders vote in favor of the say-on-pay vote as set forth in the following resolution:

RESOLVED, that the stockholders of BOQI International Medical Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement, including as discussed in the section entitled “Executive Compensation,” the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2020 Annual Meeting of Stockholders.

Next Say-On-Pay Vote

The next say-on-pay vote is anticipated to occur at our 2021 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
approval, on an advisory basis, of our executive compensation.

PROPOSAL FOUR

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected HHC, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Representatives of HHC, LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

Stockholder ratification of the selection of HHC, LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board, on behalf of the Audit Committee, is submitting the selection of HHC, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees

The following table represents the aggregate fees billed for professional audit services rendered by our independent auditor, HHC LLP (“LLP”) for their audit of our annual financial statements during the years ended December 31, 2019 and 2018 respectively.

	2019	2018
Audit Fees	$150,000	$139,500
Audit-Related Fees
Tax Fees
All Other Fees
Total Accounting Fees and Services	150,000	139,500

Audit Fees.    These are fees for professional services for the audit of the Company’s annual financial statements, for the review of the financial statements included in the Company’s filings on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements. The amounts shown for HHC in 2019 and 2018 relate to the audits of the Company’s annual financial statements and the review of the financial statements included in the Company’s filings on Form 10-Q.

Audit-Related Fees.    These are fees for the assurance and related services reasonably related to the performance of the audit or the review of the Company’s financial statements. There were no audit-related fees billed during the years ended December 31, 2019 or 2018.

Tax Fees.    These are fees for professional services with respect to tax compliance, tax advice, and tax planning. There were no tax fees billed during the years ended December 31, 2019 and 2018.

All Other Fees.    These are fees for permissible work that does not fall within any of the other fee categories, i.e. Audit Fees, Audit-Related Fees, Tax Fees and allowable working costs. There were no other fees billed during the years ended December 31, 2019 and 2018.

Pre-Approval Policy and Procedures for Audit and Non-Audit Services

The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and overseeing their work. All audit services to be provided to us and all non-audit services, other than de minims non-audit services, to be provided to us by our independent auditors must be approved in advance by our Audit Committee.

ADDITIONAL INFORMATION

Stockholder Proposals and Director Nominations

Proposals by stockholders that are submitted for inclusion in our proxy statement for our 2021 Annual Meeting of Stockholders must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and our Second Amended and Restated Bylaws. To be timely under Rule 14a-8, stockholder proposals must be received by our Corporate Secretary at BOQI International Medical Inc.’s offices. However, if the date of the 2021 Annual Meeting is changed by more than 30 days from the first anniversary of the date of the 2020 Annual Meeting, the deadline will instead be a reasonable time before we begin to print and mail the proxy statement for the 2021 Annual Meeting.

Stockholder proposals and nominations may not be brought before the 2021 Annual Meeting unless, among other things, the stockholder’s submission contains certain information concerning the proposal or the nominee, as the case may be, and other information specified in the Company’s Bylaws, and the stockholder’s submission is received by us no earlier than the close of business on January 24, 2021 and no later than February 24, 2021. However, if the date of the 2021 Annual Meeting is changed by more than 30 days before or more than 70 days after the first anniversary of the date of the 2020 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the 2021 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2021 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2021 Annual Meeting is first made by the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2021 Annual Meeting.

Stockholders recommending candidates for consideration by the Board must provide the candidate’s name, biographical data, and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. These requirements are separate from, and in addition to, the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the proxy statement.

Householding Information

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single proxy statement to multiple stockholders who share an address. We will deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us or send your request in writing to us.

Copies of 2019 Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, is being sent along with this proxy statement. The 2019 Annual Report is also available on our website at www.bimihc.com. The information on our website is not incorporated by reference into this proxy statement.

Your vote is important.    Please promptly vote your shares of our common stock by completing, signing, dating, and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors
/s/ Tiewei Song
Tiewei Song
Chief Executive Officer and President
Dalian, China
June 24, 2020

BOQI INTERNATIONAL MEDICAL INC.

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE – www.proxypush.com/bimi
Use the Internet to vote your proxy until 11:59 p.m. (CT) on July 22, 2020.

PHONE – 1-866-883-3382
Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on July 22, 2020.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Please detach here

The Board of Directors Recommends a Vote FOR the directors in Item 1 and Items 2, 3 and 4.

1. Election of directors: 01 Yongquan Bi, 02 Tiewei Song, 03 Mia Kuang, Ching, 04 Ju Li, 05 Fengsheng Tan — ☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of shares of the Company's securities as set forth in Proposal Two in the Proxy Statement. ☐ For ☐ Against ☐ Abstain
3. To approve, by non-binding vote, the Company's executive compensation. ☐ For ☐ Against ☐ Abstain
4. To ratify the appointment of HHC, LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020. ☐ For ☐ Against ☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Address Change? Mark box, sign, and indicate changes below: ☐

Date ____________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.